UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 31, 2025

Date of Report (date of earliest event reported)

APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31885	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5115 Ulmerton Road, Clearwater, Florida 33760
(Address of principal executive offices, zip code)
(727) 384-2323
(Issuer's telephone number)
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2025, Apyx Medical Corporation (the “Company”), following the prior announcement that it had appointed Shawn Roman as its Chief Operating Officer, the Company entered into an Employment Agreement with Mr. Roman (the “Employment Agreement”), effective January 28, 2025 (the “Effective Date”).

Pursuant to the terms of the Employment Agreement, Mr. Roman will receive an initial annual base salary of $305,760.52 (the “Base Salary”).

Additionally, Mr. Roman shall have the opportunity to earn an annual bonus under a bonus plan to be determined and established by the Company. The target bonus shall be equal to not less than 50% of his Base Salary, subject to the achievement of bonus objectives. Mr. Roman will also be entitled to participate in the Company’s equity based incentive plans and may receive awards thereunder, as determined by the Compensation Committee of the Company’s Board of Directors.

If Mr. Roman’s employment with the Company is terminated for any of the reasons set forth in the Employment Agreement, Mr. Roman (or his estate or beneficiaries in the case of his death) shall receive certain earned but unpaid amounts and other benefits, provided (i) a Release (as defined in the Employment Agreement) is executed and the applicable revocation period with respect to the Release expires without any revocation of any portion of the Release, and (ii) none of the Restrictive Covenants (as defined in the Employment Agreement) are breached.

The foregoing is only a summary of the material terms of the Employment Agreement and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, effective as of January 28, 2025, by and between the Company and Shawn Roman.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2025	Apyx Medical Corporation

	By:	/s/ Matthew Hill
Matthew Hill
Chief Financial Officer, Secretary and Treasurer